UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 9, 2016

Unisys Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8729	30-0387840
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Lakeview Drive, Suite 100 Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

(215) 986-4011

Registrant’s telephone number, including area code

[N/A]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 9, 2016, Unisys Corporation issued a news release announcing the pricing of $190 million aggregate principal amount of Convertible Senior Notes in a private placement. A copy of the news release is attached hereto as Exhibit 99.1 to this Current Report.

The information in this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being furnished herewith:

99.1	News release, dated March 9, 2016, of Unisys Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

By	/s/ Janet B. Haugen
Janet B. Haugen
Senior Vice President and
Chief Financial Officer

Date: March 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release, dated March 9, 2016, of Unisys Corporation.